Exhibit 99.1
Fidelity National Information Services, Inc.
Supplemental Financial Schedules
November 30, 2009
Metavante Merger
On October 1, 2009, Fidelity National Information Services, Inc. (“FIS”) completed the acquisition of Metavante Technologies, Inc (“Metavante”) pursuant to the terms and conditions of an Agreement and Plan of Merger dated as of March 31, 2009. As a result of the merger, each outstanding share of Metavante common stock was converted into the right to receive 1.35 shares of FIS common stock. For accounting purposes the transaction was treated as a purchase and the results of Metavante will be included in the consolidated results of FIS beginning October 1, 2009.
Agreement to Sell ClearPar
On October 29, 2009, FIS entered into an agreement to sell its ClearPar automated syndicated loan trade settlement business to Markit Group Holdings Limited, a global financial information services company. The transaction is expected to close by the end of the fourth quarter of 2009. FIS will begin reporting the results of ClearPar as discontinued operations beginning with the results of operations for the three and twelve month periods ended December 31, 2009.
Supplemental Financial data
Due to the financial impact of the transactions described above, FIS management desires to furnish more timely information to investors to improve the understanding of the Company’s operating performance. The purpose of the schedules included in Exhibit 99.1 is to recast the revenues and operating income for the first three quarters of 2009 and full year and fourth quarter results for 2008 in a manner consistent with how FIS will report results beginning in the fourth quarter of 2009. These schedules combine the results of Metavante, on a pro forma basis, as if the merger was completed on January 1, of each respective year, and report the operating results of ClearPar as discontinued operations. Discontinued operations present the financial results as a single line item, net of tax, below net earnings from continuing operations.
The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on revenues, expense efficiencies and other factors. In addition, the preliminary allocation of the purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary significantly from the final purchase price allocation that will be recorded upon completion of the appraisal process.
The exhibit included with this filing contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). FIS’ management uses non-GAAP measures for planning purposes, including the preparation of annual operating budgets, and to evaluate the operating performance of its businesses and to compare its operating performance with that of its competitors. Therefore, management believes non-GAAP measures to be relevant and useful information for investors. The non-GAAP measures exclude certain items, which management believes are not indicative of core operating results, however, these items do impact our income statement, and management therefore utilizes non-GAAP measures as an operating performance measure in conjunction with GAAP measures, such as operating income or other income statement data prepared in accordance with GAAP. The non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP.
The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
A copy of the historical financial data is attached as Exhibit 99.1.
Exhibit Listing

Exhibit A	Supplemental Non-GAAP Operating Data (unaudited)

Exhibit B	Pro Forma Reporting Segments — Unaudited

Exhibit C	Unaudited Pro Forma GAAP to Non-GAAP Condensed Combined Operating Income

Exhibit A
FIDELITY NATIONAL INFORMATION SERVICES, INC.
Supplemental Non-GAAP Operating Data (Unaudited)
(in millions)

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Processing and services revenue	$1,281.4	$5,092.0	$1,211.9	$1,261.3	$1,262.5

Expenses:
Cost of revenues	886.8	3,598.8	855.8	860.3	855.9
Selling, general and administrative expenses	133.5	550.6	136.5	131.4	126.5

Total expenses	1,020.3	4,149.4	992.3	991.7	982.4

Operating income, as adjusted	$261.1	$942.6	$219.6	$269.6	$280.1

Operating margin, as adjusted	20.4%	18.5%	18.1%	21.4%	22.2%

See accompanying notes.

Exhibit B
FIDELITY NATIONAL INFORMATION SERVICES, INC.
PRO FORMA REPORTING SEGMENTS — UNAUDITED
(In millions)

	Three Months Ended September 30, 2009
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$439.3	$612.2	$211.6	$(0.6)	$1,262.5

Pro forma operating income	$149.5	$197.6	$33.0	$(177.7)	$202.4

Non GAAP items (1)	—	—	—	10.2	10.2

Purchase price amortization	—	—	—	67.5	67.5

Non GAAP operating income	149.5	197.6	33.0	(100.0)	280.1

Depreciation and amortization from continuing operations as adjusted	37.7	28.1	16.2	10.4	92.4

EBITDA, as adjusted	$187.2	$225.7	$49.2	$(89.6)	$372.5

EBITDA margin, as adjusted	42.6%	36.9%	23.3%	N/A	29.5%

	Three Months Ended June 30, 2009
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$445.0	$631.1	$185.8	$(0.6)	$1,261.3

Pro forma operating income	$151.6	$194.8	$21.5	$(172.3)	$195.6

Non GAAP items (1)	—	—	—	6.4	6.4

Purchase price amortization	—	—	—	67.6	67.6

Non GAAP operating income	151.6	194.8	21.5	(98.3)	269.6

Depreciation and amortization from continuing operations as adjusted	39.4	28.5	14.5	7.8	90.2

EBITDA, as adjusted	$191.0	$223.3	$36.0	$(90.5)	$359.8

EBITDA margin, as adjusted	42.9%	35.4%	19.4%	N/A	28.5%

	Three Months Ended March 31, 2009
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$429.9	$612.8	$169.7	$(0.5)	$1,211.9

Pro forma operating income	$125.2	$177.6	$17.0	$(178.2)	$141.6

Non GAAP items (1)	—	—	—	9.5	9.5

Purchase price amortization	—	—	—	68.5	68.5

Non GAAP operating income	125.2	177.6	17.0	(100.2)	219.6

Depreciation and amortization from continuing operations as adjusted	37.7	29.0	13.1	8.9	88.7

EBITDA, as adjusted	$162.9	$206.6	$30.1	$(91.3)	$308.3

EBITDA margin, as adjusted	37.9%	33.7%	17.7%	N/A	25.4%

(1)	Amounts represent charges for restructuring and integration relating to merger and acquisition activities, corporate costs attributable to Lender Processing Services (“LPS”) not allocable to discontinued operations under U.S. generally accepted accounting principles, incremental transaction costs incurred by the Company directly related to LPS spin-off in 2008, and impairment charges related to the decline in fair value of a trademark associated with our retail check business.

Exhibit B
FIDELITY NATIONAL INFORMATION SERVICES, INC.
PRO FORMA REPORTING SEGMENTS — UNAUDITED
(In millions)

	Three Months Ended December 31, 2008
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$458.4	$635.9	$187.3	$(0.2)	$1,281.4

Pro forma operating income	$159.0	$190.6	$22.4	$(209.3)	$162.7

Non GAAP items (1)	—	—	—	27.5	27.5

Purchase price amortization	—	—	—	70.9	70.9

Non GAAP operating income	159.0	190.6	22.4	(110.9)	261.1

Depreciation and amortization from continuing operations as adjusted	37.5	27.7	11.2	10.2	86.6

EBITDA, as adjusted	$196.5	$218.3	$33.6	$(100.7)	$347.7

EBITDA margin, as adjusted	42.9%	34.3%	17.9%	N/A	27.1%

	Year Ended December 31, 2008
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$1,788.4	$2,517.2	$788.9	$(2.5)	$5,092.0

Pro forma operating income	$553.6	$724.9	$73.7	$(806.8)	$545.4

Non GAAP items (1)	—	—	—	101.2	101.2

Purchase price amortization	—	—	—	296.0	296.0

Non GAAP operating income	553.6	724.9	73.7	(409.6)	942.6

Depreciation and amortization from continuing operations as adjusted	158.3	116.1	53.6	31.8	359.8

EBITDA, as adjusted	$711.9	$841.0	$127.3	$(377.8)	$1,302.4

EBITDA margin, as adjusted	39.8%	33.4%	16.1%	N/A	25.6%

(1)	Amounts represent charges for restructuring and integration relating to merger and acquisition activities, corporate costs attributable to Lender Processing Services (“LPS”) not allocable to discontinued operations under U.S. generally accepted accounting principles, incremental transaction costs incurred by the Company directly related to LPS spin-off in 2008, and impairment charges related to the decline in fair value of a trademark associated with our retail check business.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unaudited Pro Forma GAAP to Non-GAAP Condensed Combined Operating Income
(in millions)

	For the Three Months Ended September 30, 2009
						M&A,
						Restructuring
						And	Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma		Pro Forma	Integration	Price	Pro Forma
	FIS	Metavante	Adjustments		Combined	Costs (2)	Amortization (6)	Combined

Processing and services revenue	$850.7	$425.0	$(13.2	)(a)(b)	$1,262.5	$—	$—	$1,262.5

Expenses:
Cost of revenues (1)	622.8	272.7	27.9	(a)(b)(c)	923.4	—	(67.5)	855.9
Selling, general and administrative expenses	92.2	54.5	(10.0	)(a)(b)(d)	136.7	(10.2)	—	126.5

Total expenses	715.0	327.2	17.9		1,060.1	(10.2)	(67.5)	982.4

Operating income	$135.7	$97.8	$(31.1)		$202.4	$10.2	$67.5	$280.1

	For the Three Months Ended June 30, 2009
						M&A,
						Restructuring
						And	Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma		Pro Forma	Integration	Price	Pro Forma
	FIS	Metavante	Adjustments		Combined	Costs (2)	Amortization (6)	Combined

Processing and services revenue	$834.8	$440.3	$(13.8	)(a)(b)	$1,261.3	$—	$—	$1,261.3

Expenses:
Cost of revenues (1)	624.2	277.1	26.6	(a)(b)(c)	927.9	—	(67.6)	860.3
Selling, general and administrative expenses	93.2	53.9	(9.3	)(a)(b)(d)	137.8	(6.4)	—	131.4

Total expenses	717.4	331.0	17.3		1,065.7	(6.4)	(67.6)	991.7

Operating income	$117.4	$109.3	$(31.1)		$195.6	$6.4	$67.6	$269.6

	For the Three Months Ended March 31, 2009
						M&A,
						Restructuring
						And	Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma		Pro Forma	Integration	Price	Pro Forma
	FIS	Metavante	Adjustments		Combined	Costs (2)	Amortization (6)	Combined

Processing and services revenue	$797.8	$426.9	$(12.8	)(a)(b)	$1,211.9	$—	$—	$1,211.9

Expenses:
Cost of revenues (1)	616.9	280.3	27.1	(a)(b)(c)	924.3	—	(68.5)	855.8
Selling, general and administrative expenses	99.0	57.1	(10.1	)(a)(b)(d)	146.0	(9.5)	—	136.5

Total expenses	715.9	337.4	17.0		1,070.3	(9.5)	(68.5)	992.3

Operating income	$81.9	$89.5	$(29.8)		$141.6	$9.5	$68.5	$219.6

See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unaudited Pro Forma GAAP to Non-GAAP Condensed Combined Operating Income
For the Three Months Ended December 31, 2008
(in millions)

						M&A,
						Restructuring
						And		Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma		Pro Forma	Integration	Trademark	Price	Pro Forma
	FIS	Metavante	Adjustments		Combined	Costs (2)	Impairment (5)	Amortization (6)	Combined

Processing and services revenue	$862.0	$433.4	$(14.0	)(a)(b)	$1,281.4	$—	$—	$—	$1,281.4

Expenses:
Cost of revenues (1)	675.5	283.6	24.6	(a)(b)(c)	983.7	—	(26.0)	(70.9)	886.8
Selling, general and administrative expenses	80.5	64.7	(10.2	)(a)(b)(d)	135.0	(1.5)	—	—	133.5

Total expenses	756.0	348.3	14.4		1,118.7	(1.5)	(26.0)	(70.9)	1,020.3

Operating income	$106.0	$85.1	$(28.4)		$162.7	$1.5	$26.0	$70.9	$261.1

See accompanying notes.

Exhibit C
FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unaudited Pro Forma GAAP to Non-GAAP Condensed Combined Operating Income
For the Year Ended December 31, 2008
(in millions)

						M&A,
						Restructuring	Corporate
						And	Costs	LPS		Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma		Pro Forma	Integration	Non-Disc	Spin	Trademark	Price	Pro Forma
	FIS	Metavante	Adjustments		Combined	Costs (2)	Ops (3)	Costs (4)	Impairment (5)	Amortization (6)	Combined

Processing and services revenue	$3,446.0	$1,707.2	$(61.2	)(a)(b)	$5,092.0	$—	$—	$—	$—	$—	$5,092.0

Expenses:
Cost of revenues (1)	2,721.7	1,118.5	105.9	(a)(b)(c)	3,946.1	(25.3)	—	—	(26.0)	(296.0)	3,598.8
Selling, general and administrative expenses	389.4	251.1	(40.0	)(a)(b)(d)	600.5	(22.5)	(18.1)	(9.3)	—	—	550.6

Total expenses	3,111.1	1,369.6	65.9		4,546.6	(47.8)	(18.1)	(9.3)	(26.0)	(296.0)	4,149.4

Operating income	$334.9	$337.6	$(127.1)		$545.4	$47.8	$18.1	$9.3	$26.0	$296.0	$942.6

See accompanying notes.

Notes to Unaudited Pro Forma GAAP to Non-GAAP Reconciliation
for the Quarters Ended March 31, June 30, and September 30, 2009, December 31, 2008
and year ended December 31, 2008
This presentation is limited to revenues and expenses that comprise operating income. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on revenues, expense efficiencies and other factors. In addition, the preliminary allocation of the purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary significantly from the final purchase price allocation that will be recorded upon completion of the appraisal process.
Items a — d represent adjustments needed to combine the results of Metavante with FIS on a pro forma basis.
(a)	To eliminate activity between FIS and Metavante consisting principally of imaging and card-processing services provided by Metavante to FIS and to conform historical Metavante classifications to FIS presentation. A portion of the conforming reclassifications impacts other expenses that are not part of operating income.

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Processing and services revenue	$(10.0)	$(42.9)	$(9.1)	$(8.2)	$(7.9)

Cost of revenues	$(7.5)	$(32.7)	$(8.0)	$(7.7)	$(7.4)

Selling, general and administrative expenses	$(0.5)	$(1.6)	$(0.4)	$0.3	$(0.5)

(b)	Operating results of ClearPar will be presented as discontinued operations beginning with FIS’ reported results for the fourth quarter of 2009. This presentation combines revenues and costs into one line item that will be presented below continuing operations.

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Processing and services revenue	$(4.0)	$(18.3)	$(3.7)	$(5.6)	$(5.3)

Cost of revenues	$(1.7)	$(6.4)	$(1.4)	$(1.4)	$(1.5)

Selling, general and administrative expenses	$(0.2)	$(0.8)	$(0.2)	$(0.2)	$(0.2)

(c)	To record the following adjustments to cost of revenues:

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Estimated Metavante intangible asset amortization and incremental software amortization	$37.2	$158.7	$39.7	$39.7	$39.7
Reverse amortization of Metavante deferred conversion costs eliminated in purchase accounting	(3.4)	(13.7)	(3.2)	(4.0)	(2.9)

	$33.8	$145.0	$36.5	$35.7	$36.8

(d)	To record the following adjustments:

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Eliminate Metavante intangible asset amortization	$(7.4)	$(29.7)	$(7.4)	$(7.4)	$(7.4)
Conform recognition of commission expense to FIS policy	(2.1)	(7.9)	(2.1)	(2.0)	(1.9)

	$(9.5)	$(37.6)	$(9.5)	$(9.4)	$(9.3)

The combined impact of items a-d above to Revenues, Expenses and Operating income is summarized below:

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Processing and services revenue	$(14.0)	$(61.2)	$(12.8)	$(13.8)	$(13.2)
Cost of revenues	24.6	105.9	27.1	26.6	27.9
Selling, general and administrative expenses	(10.2)	(40.0)	(10.1)	(9.3)	(10.0)

Operating income	$(28.4)	$(127.1)	$(29.8)	$(31.1)	$(31.1)

Notes to Unaudited Pro Forma GAAP to Non-GAAP Reconciliation
for the Quarters Ended March 31, June 30, and September 30, 2009, December 31, 2008
and year ended December 31, 2008
Items 1 — 6 represent Non-GAAP adjustments to the Pro Forma recast historical results.
(1)	Research and development expenses, that have historically been reported separately, have been grouped with cost of revenues for this presentation.

(2)	This column represents charges for restructuring and integration costs relating to merger and acquisition activities including, but not limited to, the recently completed acquisition of Metavante Technologies, Inc.

(3)	This column represents corporate costs attributable to LPS as previously reported in our investor package furnished on Form 8-K on May 28, 2008. These amounts are not allocable to discontinued operations under U.S. Generally Accepted Accounting Principles.

(4)	This column represents incremental transaction costs incurred by the Company directly related to the LPS spin-off.

(5)	This column represents an impairment charge of $26 million related to a decline in the fair value of a trademark associated with our retail check business.

(6)	This column represents purchase price amortization expense related to intangible assets acquired through various Company acquisitions.